Investor Presentation – December 2018 Exhibit 99.1

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights 242, 242, 242 Service and Experiential Cash ABR1 90.6% Average Investment Per Property $2.0mm Internally-Originated Sale-Leasebacks1,2 82.2% Average Quarterly Investment Activity3 $132mm Net Debt / Annualized Adj. EBITDA5 4.7x of Liquidity4 ~$374mm Based on cash ABR as of September 30, 2018. Percentage of portfolio cash ABR that was attributable to internally originated sale-leaseback transactions, exclusive of GE Seed Portfolio. Average quarterly investment activity represents the trailing eight quarter average as of September 30, 2018. Includes cash and cash equivalents and restricted cash deposits held for the benefit of lenders as of September 30, 2018, and our $300M undrawn and fully available unsecured credit facility. As of September 30, 2018, please see the Glossary at the end of the presentation for additional details. Focused Industries 15 of Weighted Average Lease Term (WALT)1 14.3 Years of Collective Net Lease Experience 50+ Years Newly Assembled Portfolio with Long Duration Leases is Devoid of Legacy Issues and At-Risk Sectors Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Businesses to Significant Scale Smaller-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses Origination Platform Generates Attractive Growth via Sale-Leaseback Transactions with Middle-Market Companies Balance Sheet Positioned to Fund New Investment Activity While Maintaining Conservative Long-Term Leverage Profile

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $4 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +23 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management has over 50+ years of collective experience managing and investing in net lease real estate

Building Essential Properties 242, 242, 242 Our History Cumulative Acquisition Volume1 Partnered with Eldridge Industries to provide capital solutions to middle-market tenants Early 2016 Jun 2016 Aug 2016 Dec 2016 Jan 2017 Feb 2017 Jul 2017 Jun 2018 Mar 2016 Commenced investment activities with a $280 million portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio” Closed on inaugural master funding ABS bonds, issuing $281 million of investment grade rated mortgage notes SCF Realty separates from Stonebriar to create Essential Properties SCF Realty created as a subsidiary of Stonebriar Commercial Finance Began core investing activities and closed first sale-leaseback transaction Cumulative acquisition volume reaches $458 million Closed second master funding ABS bonds, issuing $248 million of investment grade rated mortgage notes ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Completed IPO of 32.5 million shares of common stock for total gross proceeds of $455 million. Concurrent with the IPO, received an additional $125 million from Eldridge Industries in private placements of common stock and OP units Sept 2018 Cumulative acquisition volume reaches $1.4 billion as of September 30, 2018 We have achieved over $1.- billion of acquisition volume over a two-year period by deploying a differentiated origination strategy while maintaining disciplined underwriting and asset management standards Management’s long standing industry relationships have allowed the portfolio to scale rapidly with a selective and focused approach towards investing in granular net lease assets primarily through sale-leaseback transactions

Our Investment Strategy Captures Identified Market Opportunities Per Rosen Consulting Group. 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Smaller-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Maximize lease term Ensure stringent financial reporting Include contractual rent increases Increase diversification Limit institutional competition Greater alternative uses of our asset base Limited competition from institutional investors for smaller-scale net leased properties Access to growth capital for middle-market businesses is limited Service-oriented and experience-based businesses are increasing store count With $1.5 to $2.0 trillion of U.S. real estate estimated to be held by corporate owner-occupiers, the addressable sale-leaseback market is both fragmented and vast in nature1

New Vintage Portfolio is Focused on Select Industries Our portfolio is the result of a disciplined adherence to investing in properties leased to service-oriented and experienced-based businesses with unit-level reporting 242, 242, 242 Investment Properties (#)1 645 Square Footage (MM) 5.5 Tenants (#) 153 Industries (#) 15 States (#) 42 Weighted Average Remaining Lease Term (Years)3 14.3 Master Leases (% of Cash ABR) 67.2% Sale-Leaseback (% of Cash ABR)2 82.2% Unit-Level Rent Coverage 2.8x Unit-Level Financial Reporting (% of Cash ABR) 97.6% Occupancy (%) 99.8% Top 10 Tenants (% of Cash ABR) 35.0% Average Investment Per Property ($MM) $2.0 Average Transaction Size ($MM)2 $7.5 Includes one land parcel and 11 properties that secured mortgage note receivables. Exclusive of GE Seed Portfolio. Includes a $5.7M mortgage loan that automatically converts to a 20 year master lease in 2019 Portfolio Highlights September 30, 2018 Tenant Industry Diversification E-commerce resistant: ~91% of cash ABR comes from service-oriented and experience-based tenants 14.3 year WALT limits immediate-term cash flow erosion: Only 3.2% of our cash ABR expires through 2022 Highly transparent with no legacy issues: 97.6% unit-level reporting, investment program started in June 2016

Top 10 Tenant Concentration Essential has 153 tenants across 645 properties with the top 10 representing 189 properties and 35.0% of cash ABR 242, 242, 242 Top 10 Tenants Properties % of Cash ABR1 77 5.3% 5 4.4% 13 4.2% 15 3.8% 5 3.6% 13 3.1% 26 2.9% 3 2.7% 19 2.6% 13 2.4% Top 10 Tenants 189 35.0% Total 645 100.0% Top 10 Tenant Exposure Represents annualized contractually specified cash base rent in effect on September 30, 2018 for all of our leases (including those accounted for as direct financing leases) commenced as of that date. Includes rental income from five sites under construction.

242, 242, 242 Net Lease Risk Factor Essential Properties Mitigation Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or other soft goods retailers At-Risk Retail Categories No exposure to pharmacy or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represented more than 5.3% of cash ABR1 Industry Concentration Focus on 12-15 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 97.6% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth Primarily internally originated sale-leaseback transactions (82.2% of cash ABR1,2) with contractual base rent escalation (96.9% of leases1 provide for increases) Low Rent Recapture at Expiration/Default Focus on high-quality, well-located real estate with alternative uses Based on cash ABR as of September 30, 2018. Exclusive of GE Seed Portfolio. Built to Mitigate Sector Risk Factors The Company has purposefully developed business practices and constructed a portfolio designed to mitigate key identifiable risk factors

Disciplined Underwriting Leading to Healthy Portfolio Metrics 97.6% of unit-level reporting provides (near) real-time tenant visibility 242, 242, 242 Tenant Financial Reporting Unit-Level Coverage2 Tranches Long Weighted Remaining Lease Term Healthy Rent Coverage Ratios1 Only ~1.2% of cash ABR has less than 1.5x coverage and an implied credit rating lower than B+ Over the next eight years only ~0.8% of our expiring cash ABR has a rent coverage ratio of less than 1.5x Tenant Financial Reporting Requirements % of Cash ABR Unit-Level Financial Information 97.6% Corporate-Level Financial Reporting 98.8% Both Unit-Level and Corporate-Level Financial Information 96.8% No Financial Information 0.7% Note: ‘NR’ means not reported. The chart illustrates the portions of annualized base rent as of September 30, 2018 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases.

Established and Proven Investment Infrastructure Scalable platform allows for consistent and attractive investment activity without sacrificing our rigorous underwriting standards and narrowed investment focus 242, 242, 242 Investment activity has averaged $132.3mm per quarter over the last eight quarters as of 3Q’2018 Note: Exclusive of GE Seed Portfolio and nine additional properties that were acquired from GE Capital for $5.7 million. Annualized contractually specified cash base rent for the first full month after the investment divided by the purchase price for the property. GAAP rent for the first twelve months after the investment divided by the purchase price for the property. As a percentage of cash annualized base rent as of September 30, 2018. The Company purchased four properties with no unit-level reporting per the lease; however, the Company was able to receive financials due to an existing relationship with the tenant. Includes a mortgage loan that automatically converts to a 20 year master lease in 2019. Investments 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 20185 Number of Transactions 11 12 11 18 21 16 23 34 Property Count 62 35 37 50 90 28 86 62 Avg. Investment per Unit (in 000s) $1,815 $4,108 $2,474 $2,728 $1,742 $2,195 $2,493 $2,032 Cash Cap Rates1 7.3% 7.5% 7.6% 7.6% 7.7% 7.8% 7.6% 7.7% GAAP Cap Rates2 8.3% 8.7% 8.9% 8.9% 8.7% 8.3% 8.7% 8.6% Master Lease %3 47% 83% 71% 73% 65% 33% 85% 58% Sale-Leaseback %3 66% 86% 76% 94% 75% 68% 90% 77% % of Financial Reporting3 100% 100% 100% 98% 100% 100% 97%4 100% Rent Coverage Ratio 2.8x 3.1x 4.0x 2.8x 3.1x 2.3x 2.4x 2.7x Lease Term Years 17.3 17.0 17.3 18.0 15.5 14.1 17.2 16.1

Active Asset Management 242, 242, 242 Selective Dispositions Criteria Enables Proactive Management to Maximize Risk-Adjusted Returns Remaining lease term Credit profile In-place rents vs. market Current and projected rent coverage Lease structure (master leases vs. single asset) Alternative use Industry health Tenant / industry concentration Since inception through 3Q’2018, we have sold 101 properties at weighted average cash cap rate of 6.5%3,4,6 for $111.0 million in net sales proceeds and a 5.1% realized gain2,3,6 Each property is regularly reviewed for changes in business performance, tenant credit and real estate fundamentals Net of transaction costs. Gains/(losses) based on our aggregate allocated purchase price. Excludes one property sold pursuant to an existing tenant purchase option. Annualized contractually specified cash base rent at time of sale divided by gross sale price (excluding transaction costs) for the property. Property count excludes dispositions in which only a portion of the owned parcel is sold. Excludes the sale of one leasehold property. Dispositions 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2018 Realized Gain/(Loss)2 4.8% (0.8%) 8.9% 10.2% 15.9% (1.7%) 9.7%3 (6.6%)6 Cash Cap Rate on Leased Assets4 6.2% 6.5% 6.5% 6.1% 6.4% 6.7% 7.1%3 6.8%6 Leased Properties Sold5 11 3 6 8 9 5 8 17 Vacant Properties Sold5 4 4 8 6 3 1 2 4

Growth Oriented Balance Sheet Supported by Scalable Infrastructure $1.4 Billion Total Capitalization1 Selected Credit Ratios 242, 242, 242 Stock price of $14.37 as of November 29, 2018. Stock price of $14.19 as of September 30, 2018. Debt and cash and cash equivalents balance as of September 30, 2018, which is then adjusted for other items and net investment activity through November 30, 2018. Includes the impact of restricted cash deposits held for the benefit of lenders. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $300 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. ($mm) We have approximately $342 million of capital capacity to fund future investment activity Liquidity Profile Long-Term Leverage Target: <6.0x Net Debt-to-Annualized EBITDAre Common Equity – 64% Debt – 36% Intra Qtr   3Q 20182 4Q 20181,3 Net Debt / Total Enterprise Value 33.2% 34.5% Net Debt / Annualized EBITDAre 5.1x -- Net Debt / Adjusted Annualized EBITDAre 4.7x -- Intra Qtr ($ in millions) 3Q 2018 4Q 20183 Cash & Cash Equivalents4 $74 $74 Net Investment Activity -- ($26) Other Adjustments -- ($6) Cash & Cash Equivalents $74 $42 Revolving Credit Facility - Committed5 $300 $300 Balance Outstanding -- -- Revolving Credit Facility - Availability $300 $300 Total Liquidity $374 $342

Debt Structure Allows for Capital Flexibility Embedded Prepayment Option: We have the ability to retire all Master Trust Funding notes and release the associated collateral without payment of a make-whole amount after November 2021 Debt Maturity Schedule1,2 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. We have no major debt maturities until 2021 at which point we can unencumber the entire portfolio Series 2016-1 Notes Series 2017-1 Notes The Series 2016-1 notes: Anticipated repayment date is November 2021, but the notes can be prepaid without penalty starting on November 26, 2019. The weighted average interest rate is 4.51%. The Series 2017-1 notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate is 4.16%.

Differentiated Net Lease Investment Opportunity Strong Unit-Level Coverage2 Service-Oriented & Experience-Based Tenant Profile Long Weighted Average Remaining Lease Term Smaller-Scale Net Leased Properties ü ü ü ü Source: Public filings. Note: Essential Properties data as of September 30, 2018. Public net lease REIT data as of most recent reported quarter. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR. NNN receives unit-level financials on 79% of tenants by ABR, but only discloses weighted average rent coverage for tenants that represent more than 2% of ABR. O receives unit-level financials on ~65% of retail tenants by ABR, which account for ~81% of total portfolio ABR. (Average Investment per Property ($mm)) 97% % Unit-Level Financial Reporting3 31% 53% 98% 44% 98% NR NR NR NR 242, 242, 242 3% % ABR Expiring Through 2022 3% 9% <1% 16% 12% 11% 19% 20% 22% 2 Total Number of Tenant Industries1 1 11 15 37 103 32 48 42 20 ~ Essential’s portfolio mix and fundamentals are favorable versus peers (% of ABR)

Public Net Lease REIT Benchmarking Leverage Implied Nominal Cap Rate1 2019E AFFO per Share Multiple3 Dividend Yield4 Source: Public filings, FactSet and SNL. Note: Market data as of November 29, 2018. Companies may define adjusted cash NOI and adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. 2019E AFFO per share multiple calculated based on current price per share and mean 2019E AFFO per share estimate per FactSet. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity. 242, 242, 242 27% Premium/(Discount) to SNL Mean NAV per Share2 13% 23% 18% 17% 10% 10% (12%) (6%) (11%) (Net Debt plus Preferred-to-Adjusted Annualized EBITDAre5)

Recent Developments & Upcoming Events 242, 242, 242 Recent Developments September 21st: Inclusion into the Russell 2000, Russell 3000, and three FTSE NAREIT indices Early November: Reported first full quarter as a publicly traded company Provided 2019 AFFO/sh guidance at a range of $1.11 to $1.15 Closed on ~$133 million of investments at 7.7% weighted average initial cap rate in 3Q’2018 As of November 30th for 4Q’2018: Investments1: Continued to scale portfolio by investing $37.9mm into high-quality net lease properties Acquired 17 properties at a 7.5% weighted average cash cap rate, 1.7% annual rent bumps, 14.4 years of remaining lease term, and a weighted average rent coverage ratio of 3.0x Sales2: Disposed of one vacant and five leased properties for $12.0mm in net proceeds Sold five leased properties for a weighted cash cap rate of 6.9% with less than 2.0x rent coverage Build-to-Suits3: Year-to-date invested $22.7mm into five build-to-suit properties with three different tenants Remaining cost to complete is $9.2mm; weighted average lease term is 15.7 years Upcoming Events December 3rd: Inclusion into the MSCI U.S. IMI Real Estate 25/50 Index January & February: Non-deal roadshows in various markets to visit with institutional and retail investors March 3rd-6th: Citi’s Global Property CEO Conference April 3rd: Morgan Stanley’s Triple-Net REIT Day Closed investment activity for 4Q’2018 as of November 30, 2018. Closed disposition activity for 4Q’2018 as of November 30, 2018. In process 100% pre-leased tenant construction reimbursement obligations as of November 30, 2018. Essential has a pro-active approach towards disclosure and engagement with shareholders

Appendix

Seek to be the Capital Provider of Choice Maintain direct relationships with our tenants and actively seek to leverage our tenant relationships to identify new investment opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of September 30, 2018 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of September 30, 2018 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 91.5% Internally Originated Sale-Leaseback Transactions2 82.2% Tenant Relationships 47.3% Underwriting Method Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

Fully Integrated and Scalable Platform Hillary Hai CFO Dan Donlan SVP, Capital Markets Gregg Seibert EVP, COO Pete Mavoides CEO, President Director, Acquisitions SVP, Asset Management SVP, Credit Controller Director, Acquisitions Associate, Acquisitions Associate Analyst Closing Associate Asset Mgmt. Associate Staff Accountant Property Accountant Financial Reporting Analyst Lease Administration 242, 242, 242 ORIGINATION ASSET MANAGEMENT ACCOUNTING & FINANCE Associate, Acquisitions Corporate Paralegal

Contractual Base Rent Escalation Provisions Provides source of internal growth and a measure of inflation protection 242, 242, 242 Leases contributing 96.9% of cash ABR2 provided for base rent escalation, generally ranging from 1.0% to 4.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0% change in annual CPI. 10.2% of contractual rent escalations by cash ABR are CPI-based, while 86.7% are based on fixed percentage or scheduled increases 76.5% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Lease Escalation Frequency Lease Escalation Type Based on cash ABR as of September 30, 2018. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Includes a $5.7M mortgage loan that automatically converts to a 20 year master lease with 1.35% annual escalations in 2019.     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1 Annually3 77.7% 1.7% Every 2 years 0.9 1.0 Every 3 years 0.2 1.3 Every 4 years 0.8 0.8 Every 5 years 14.6 1.1 Other escalation frequencies 2.6 1.1 Flat 3.2 NA Total / Weighted Average 100.0% 1.5%

Same-Store Analysis While our same-store portfolio only represents 45.5% of our current portfolio, our same-store NOI growth of 2.0% in 3Q’2018 was healthy as compared to our weighted average annual rent escalation of 1.5% 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is June 30, 2017, through September 30, 2018. The same-store portfolio for Q3 2018 was comprised of 338 properties and represented 45.5% of our current portfolio as measured by contractual cash rent divided by our cash ABR at September 30, 2018. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of September 30, 2018; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business Q3 2018 Q3 2017 Change Experience $ 673 $ 669 0.6% Retail 1,640 1,615 1.6% Service 8,445 8,274 2.1% Industrial 661 648 2.0% Vacant - 11 0.0% Total Same-Store Rent $ 11,419 $ 11,218 1.8% - Property Operating Expense 170 189 -9.9% Total Same-Store NOI $ 11,249 $ 11,029 2.0%

Financial Summary Condensed Statement of Operations 242, 242, 242 Includes $0.2 million, $0.5 million, $0.9 million and $0.9 million of contingent rent (based on a percentage of the tenant's gross sales at the leased property) during the three months ended September 30, 2018 and 2017 and the nine months ended September 30, 2018 and 2017, respectively     Three Months Ended September 30,   Nine Months Ended September 30, (unaudited, in thousands except share and per share data)   2018   2017   2018   2017 Revenues:                 Rental revenue1   $ 25,496 $ 13,427 $ 67,119 $ 36,105 Interest income on loans and direct financing leases   220   65   379   230 Other revenue   26   88   75   648 Total revenues   25,742   13,580   67,573   36,983 Expenses:                 Interest   6,563   6,317   23,474   15,192 General and administrative   3,529   2,336   9,872   6,612 Property expenses   494   389   1,221   1,077 Depreciation and amortization   8,763   5,154   22,842   13,241 Provision for impairment of real estate 770 857 3,526 1,436 Total expenses   20,119   15,053   60,935   37,558 Other operating income: Gain on dispositions of real estate, net   1,455   1,974   5,100   3,736 Income from operations 7,078 501 11,738 3,161 Other income:                 Interest 655 12 719 23 Income before income tax expense (benefit)   7,733   513   12,457   3,184 Income tax expense (benefit) 26 (9) 143 33 Net income   7,707   522   12,314   3,151 Net income attributable to non-controlling interests (2,383) — (2,482) — Net income attributable to stockholders and members   $ 5,324   $ 522   $ 9,832   $ 3,151 Basic weighted-average shares outstanding   42,364,754             Basic net income per share $ 0.12 Diluted weighted-average shares outstanding   61,472,675             Diluted net income per share $ 0.12 Dividends declared per share   $ 0.22

Financial Summary Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) 242, 242, 242     Three Months Ended September 30,   Nine Months Ended September 30, (unaudited, in thousands)   2018   2017   2018   2017 Net income   $ 7,707   $ 522   $ 12,314   $ 3,151 Depreciation and amortization of real estate   8,762   5,153   22,839   13,239 Provision for impairment of real estate   770   857   3,526   1,436 Gain on dispositions of real estate   (1,455)   (1,974)   (5,100)   (3,736) Funds from Operations   15,784   4,558   33,579   14,090 Adjustments:                 Straight-line rental revenue, net   (2,198)   (1,116)   (5,715)   (3,076) Non-cash interest expense   817   552   1,982   1,310 Non-cash compensation expense   1,051   182   1,398   581 Amortization of market lease-related intangibles   154   584   284   727 Amortization of capitalized lease incentives   39   34   116   101 Capitalized interest expense   (78)   (74)   (214)   (149) Transaction costs   32   —   58   — Adjusted Funds from Operations   $ 15,601   $ 4,720   $ 31,488   $ 13,584                   Net income per share:                 Basic   $ 0.12             Diluted   $ 0.12             FFO per share:                 Basic   $ 0.25             Diluted   $ 0.25             AFFO per share:                 Basic   $ 0.25             Diluted   $ 0.25

Financial Summary Consolidated Balance Sheets 242, 242, 242     September 30, 2018   December 31, 2017 (in thousands, except share, per share, unit and per unit amounts)   (unaudited)   (audited)           ASSETS         Investments:         Real estate investments, at cost:         Land and improvements   $ 392,831   $ 278,985 Building and improvements   828,944   584,385 Lease incentive   2,544   2,275 Construction in progress   3,932   4,076 Intangible lease assets   64,542   62,453 Total real estate investments, at cost   1,292,793   932,174 Less: accumulated depreciation and amortization   (43,630)   (24,825) Total real estate investments, net   1,249,163   907,349 Loans and direct financing lease receivables, net   13,049   2,725 Real estate investments held for sale, net   1,407   4,173 Net investments   1,263,619   914,247 Cash and cash equivalents   73,271   7,250 Restricted cash   809   12,180 Straight-line rent receivable, net   11,213   5,498 Prepaid expenses and other assets, net   6,048   3,045 Total assets   $ 1,354,960   $ 942,220           LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs   $ 507,481   $ 511,646 Notes payable to related party   —   230,000 Intangible lease liabilities, net   11,885   12,321 Intangible lease liabilities held for sale, net   —   129 Dividend payable   14,068   — Accrued liabilities and other payables   6,634   6,722 Total liabilities   540,068   760,818 Commitments and contingencies   —   — Stockholders' equity:         Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of September 30, 2018   —   — Common stock, $0.01 par value; 500,000,000 authorized; 43,749,092 issued and outstanding as of September 30, 2018   431   — Additional paid-in capital   568,369   — Distributions in excess of cumulative earnings   (4,253)   — Members' equity:         Class A units, $1,000 per unit, 83,700 issued and outstanding as of December 31, 2017   —   86,668 Class B units, 8,550 issued, 1,610 vested and outstanding as of December 31, 2017   —   574 Class C units, $1,000 per unit, 91,450 issued and outstanding as of December 31, 2017   —   94,064 Class D Units, 3,000 issued, 600 vested and outstanding as of December 31, 2017   —   96 Total stockholders' / members' equity   564,547   181,402 Non-controlling interests   250,345   - Total equity   814,892   181,402 Total liabilities and equity   $ 1,354,960   $ 942,220

Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all acquisitions and dispositions of real estate investments made during the three months ended September 30, 2018 had occurred on July 1, 2018.     Three Months Ended (unaudited, in thousands)   September 30, 2018 Net income   $ 7,707 Depreciation and amortization   8,763 Interest expense   6,563 Interest income (655) Income tax expense   26 EBITDA 22,404 Provision for impairment of real estate   770 Gain on dispositions of real estate (1,455) EBITDAre   21,719 Adjustment for current quarter acquisition and disposition activity1 1,650 Adjusted EBITDAre - Current Estimated Run Rate   23,369 General and administrative 3,529 Adjusted net operating income ("NOI")   26,898 Straight-line rental revenue, net1 (2,156) Amortization of market lease-related intangibles   154 Amortization of capitalized lease incentives 39 Adjusted Cash NOI   $ 24,935 Annualized EBITDAre   $ 86,876 Annualized Adjusted EBITDAre $ 93,476 Annualized Adjusted NOI   $ 107,592 Annualized Adjusted Cash NOI $ 99,740

Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $300 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. Common equity & units as of September 30, 2018, based on 43,749,092 common shares outstanding (including unvested restricted share awards) and 19,056,552 OP units held by non-controlling interests, and share price as of the close of trading on September 28, 2018.                 September 30, 2018 Rate Maturity1 Secured debt:             Series 2016-1, Class A $ 256,124 4.45% 3.2 years Series 2016-1, Class B   17,243   5.43%   3.2 years Series 2017-1, Class A 228,024 4.10% 5.8 years Series 2016-1, Class B   15,669   5.11%   5.8 years Total secured debt 517,060 4.35% 4.4 years               Unsecured debt: Revolving credit facility2   —   LIBOR plus 1.45% to 2.15%   3.7 years Total unsecured debt — Gross debt   517,060   4.35%   4.4 years Less: cash & cash equivalents (73,271) Less: restricted cash deposits held for the benefit of lenders   (808)         Net debt 442,981               Equity: Preferred stock   —         Common stock & OP units (62,805,644 shares @ $14.19/share)3 891,212 Total equity   891,212         Total enterprise value ("TEV") $ 1,334,193               Net Debt / TEV 33.2% Net Debt / Annualized EBITDAre   5.1x         Net Debt / Annualized Adjusted EBITDAre 4.7x

Glossary Supplemental Reporting Measures 242, 242, 242 FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”) and adjusted funds from operations (“AFFO”), both of which are non-GAAP financial measures. We believe these two non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO and AFFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment writedowns associated with depreciable real estate assets and real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, amortization of capitalized lease incentives and above- and below-market lease related intangibles, capitalized interest expense and non-cash compensation. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. FFO and AFFO may not be comparable to similarly titled measures employed by other companies.

Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these measures are useful to investors in assessing our operating performance and borrowing levels. EBITDA and EBITDAre We calculate EBITDA as earnings (GAAP net income) before interest, income taxes, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre in all financial reports for periods beginning after December 31, 2017. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance exclusive of certain non-cash and other costs. EBITDA and EBITDAre are not measurements of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider our EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Net Debt Net debt represents our gross debt (defined as total debt plus deferred financing costs, net) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, both of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI NOI and Cash NOI are non-GAAP financial measures used by us to evaluate the operating performance of our real estate. NOI is equal to total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue and amortization of capitalized lease incentives and above- and below-market lease-related intangibles. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP, and our NOI and Cash NOI may not be comparable to similarly titled measures of other companies. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We adjust EBITDAre, NOI and Cash NOI based on an estimate calculated as if all acquisition and disposition activity that took place during the current quarter had been made on the first day of the quarter. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all properties owned as of the end of the current quarter. You should not unduly rely on these metrics as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates for a variety of reasons.

Glossary of Supplemental Reporting Measures Other Terms 242, 242, 242 Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date, as well as interest on our mortgage loans receivable. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after acquisition divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after acquisition or disposition divided by the purchase or sale price, as applicable, for the property.